Application for          GROUP
                         LIFE INSURANCE
                         ISSUED TO ELIGIBLE MEMBERS OF THE
                         NEW YORK STATE UNITED TEACHERS
                         BENEFIT TRUST AND THEIR SPOUSES


                         A


                         Aetna Life Insurance and Annuity Company

70272-97(A)ZNY

When completing the application  Please:
                                 [bullet] Print legibly. (If possible, use black
                                          ink.) This will ensure that
                                          application information is accurate
                                          and easy to photocopy.
                                 [bullet] If blood or urine is required, please
                                          sign the consent form. (State of
                                          residence determines appropriate
                                          consent form to be used.)
                                 [bullet] Include any special supplements that
                                          may be required (e.g. aviation and/or
                                          avocation, child rider, Variable Life
                                          supplement).

                                 [bullet] Ensure that automatic requirements
                                          (blood, exam, etc.) are completed.

                                 [bullet] Complete enclosed Transmittal letter
                                          for applications of $1,000,000 to
                                          $5,000,000, or if there is special
                                          information that would assist the
                                          underwriter in underwriting the case.
                                          Cases over $5,000,000 please submit
                                          supporting documentation such as
                                          audited financial statements, income
                                          tax returns, etc.

                                 [bullet] Limits. The maximum amount of
                                          insurance on a Spouse a shall not
                                          exceed the amount of insurance
                                          proposed or existing on an Insured
                                          Member of the New York State United
                                          Teacher's Benefit Trust.

                                 [bullet] Ask all questions of the proposed
                                          insured.  Do not assume anything.

                                 [bullet] If you must change application
                                          information prior to submission, draw
                                          a line through it, enter the correct
                                          information and have the proposed
                                          insured initial the change.

                                 [bullet] Signatures required on: application,
                                          ACP form if requested, MIB
                                          authorization, Owner/Taxpayer form and
                                          Conditional Receipt. Agent must also
                                          sign the application and transmittal
                                          letter.

                                 [bullet] Agent signature must include the agent
                                          license number and not the agent code
                                          number.

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A                                                         GROUP LIFE INSURANCE APPLICATION
                                                          ISSUED TO ELIGIBLE MEMBERS OF THE NEW YORK STATE UNITED
                                                          TEACHERS BENEFIT TRUST AND THEIR SPOUSES
                                                          Aetna Life Insurance and Annuity Co.
                                                          151 Farmington Avenue
                                                          Hartford, CT
                                                          06156-1961
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General        ANSWER ALL QUESTIONS IF:
Information    |_| New Insurance  |_| Increase Amount  $                          |_| Certificate No.
                                                       ------------------------                      --------------------
               |_| Other Certificate Change                                     ANSWER APPLICABLE QUESTIONS
                                            -----------------------------------
               |_| Certificate Number to be changed
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ST OF DEL      |_| STATE OF DELIVERY
                                     ------------------------------------------------------------------------------------
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(Proposed)     1.  Print Full Legal Name  (First, Middle, Last)
Insured
               ----------------------------------------------------------------------------------------------------------
Information    Residence Address (Number, Street) P. O. Box

               ----------------------------------------------------------------------------------------------------------
               City, State and Zip Code

               ----------------------------------------------------------------------------------------------------------
               Sex       Date of Birth (mm/dd/yy)           Place of Birth          MVR License # and License State

               ----------------------------------------------------------------------------------------------------------
               2a.  Occupation (Title & Give Exact Duties)

               ----------------------------------------------------------------------------------------------------------
               2b.  Employer's Name and Address                                 2c.  Annual Income

               ----------------------------------------------------------------------------------------------------------
               2d. Amount of life insurance presently in force:
               Aetna $                ADB $                   Other Companies $                    ADB $
                     ---------------      ------------------                  -------------------      ------------------
               Are there current negotiations with other companies?  |_| Yes  |_| No
               If Yes, advise Company and results.
                                                  -----------------------------------------------------------------------

               ----------------------------------------------------------------------------------------------------------
               3.  Will life insurance or annuity in any Company be replaced or changed if insurance applied for is
               issued?   |_| Yes  |_| No
               Explain

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Insurance      4.  Basic Plan                                                    Face Amount $
                              --------------------------------------------------             ----------------------------
Information    Death Benefit Option (if applicable)
                                                   ----------------------------------------------------------------------
               Billing Frequency:  |_| Salary Deduction               |_| Direct Bill - Annual
                                   |_| Direct Bill - Semi-Annual      |_| Direct Bill - Quarterly   |_| ACP
               NYSUT member or agency fee
               payor:
                      ---------------------------------------------------------------------------------------------------
               Social Security
               Number:
                      ---------------------------------------------------------------------------------------------------
               District                                               District
               Number:                                                Name
                        ---------------------------------------------         -------------------------------------------
               List Supplemental Benefits/Riders & Amounts (e.g. WP, ABR, ADB, CIR*)

               ------------------------------------------- ----------------------------------- --------------------------

               ------------------------------------------- ----------------------------------- --------------------------

               ------------------------------------------- ----------------------------------- --------------------------

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(Proposed)     NON MEDICAL QUESTIONS
Insured        5.  HAVE YOU WITHIN 2 YEARS: (IF YES, EXPLAIN)
Information        a.  Flown as a pilot or crew member or intend to do so? (If Yes, furnish
                       Aviation  supplement) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  |_| Yes  |_| No
                   b.  Engaged in motor vehicle or boat racing, rock or mountain climbing, hang gliding or sky, skin or scuba diving or intend such activities?
                       (If Yes, furnish Avocation supplement)  . . . . . . . . . . . . . . . . . . . . .  |_| Yes  |_| No
                   c.  Had your license suspended or revoked, had 3 or more moving violations,
                       or been convicted of driving under the influence of alcohol or drugs?              |_| Yes  |_| No
                   d.  Frequently traveled outside of the United States or intend to do so? . . . . . .   |_| Yes  |_| No
               6.  HAVE YOU EVER:
                   a.  Had insurance refused, or offered only with an extra premium? . . . . . . . . . .  |_| Yes  |_| No
                   b.  Been convicted of a felony offense? . . . . . . . . . . . . . . . . . . . . . . .  |_| Yes  |_| No
               7.  HAVE YOU IN THE LAST 5 YEARS:  (IF YES, EXPLAIN)
                   a.  Used hallucinogenic or narcotic drugs not prescribed by a doctor? . . . . . . . .  |_| Yes  |_| No
                   b.  Used alcoholic beverages? (Note type, quantity and frequency) . . . . . . . . . .  |_| Yes  |_| No
                   c.  Had or been advised to have medical treatment or counseling from a
                       commonly recognized practitioner or organization for alcohol or drug use? . . . .  |_| Yes  |_| No
---------------
Smoking        8.  a. Have you smoked cigarettes within the past 12 months?  . . . . . . . . . . . . . .  |_| Yes  |_| No
Information            If Yes, how much? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  ---------------
                   b. If No, have you used any other tobacco products within the past 12 months
                       (e.g. cigar, pipe, smokeless tobacco)?  . . . . . . . . . . . . . . . . . . . . .  |_| Yes  |_| No
                      If Yes, have you smoked cigarettes within the past 10 years? . . . . . . . . . . .  |_| Yes  |_| No
                   c. Have you used any nicotine substitutes within the past 12 months
                       (e.g. patch, gum)? . . . . . . . . . . . . .  . . . . . . . . . . . . . . . . . .  |_| Yes  |_| No
---------------
Height &       9.  a. What is your current height? . . . . . . . . . . . . . . . . . . . . . . . . . . .  ---------------
Weight             b. What is your current weight? . . . . . . . . . . . . . . . . . . . . . . . . . . .  ---------------

History        10.  Have you had a history of heart, lung or liver disorder, stroke, diabetes or
                    cancer? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . |_| Yes  |_| No
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Attending      11.  Name, address and phone number of personal physician, date, reason last seen and results.
Physician
               ----------------------------------------------------------------------------------------------------------
Information
               ----------------------------------------------------------------------------------------------------------

               ----------------------------------------------------------------------------------------------------------

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               ADDITIONAL INFORMATION (Give details of YES answers, dates and results)
               For additional space please use Addendum Sheet.
               ----------------------------------------------------------------------------------------------------------
QUES. #
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-------------------------------------------------------------------------------------------------------------------------

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

 IF AN EXAM IS REQUIRED AND QUESTION 10 IS ANSWERED "YES" AN MD EXAM IS REQUIRED 70272-97(A)ZNY

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(Proposed)     PART II - QUESTIONS 12 - 19 REQUIRED EVEN FOR EXAMINED BUSINESS
Insured        12.  HAVE YOU EVER IN THE LAST 10 YEARS HAD OR BEEN TREATED
Information         FOR: (IF YES, EXPLAIN)
                    a.  Mental or nervous disorder? . . . . . . . . . . . . . . . . . . . . . . . . . . . |_| Yes  |_| No
                    b.  Disease of the nervous system or brain? . . . . . . . . . . . . . . . . . . . . . |_| Yes  |_| No
                    c.  Fainting, seizures, paralysis or stroke?  . . . . . . . . . . . . . . . . . . . . |_| Yes  |_| No
                    d.  Shortness of breath, persistent cough?  . . . . . . . . . . . . . . . . . . . . . |_| Yes  |_| No
                    e.  Emphysema or other lung disease?  . . . . . . . . . . . . . . . . . . . . . . . . |_| Yes  |_| No
                    f.  Chest pain, high blood pressure, heart attack, heart murmur, disease of the
                        heart or blood vessels? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . |_| Yes  |_| No
                    g.  Hepatitis, cirrhosis, or other disease of the liver or pancreas? . .  . . . . . . |_| Yes  |_| No
                    h.  Ulcer, colitis, chronic diarrhea, or other disorder of the stomach or intestines? |_| Yes  |_| No
                    i.  Sugar, albumin, blood or pus in urine?  . . . . . . . . . . . . . . . . . . . . . |_| Yes  |_| No
                    j.  Disease of the kidneys, reproductive organs or sexually transmitted disease
                        (other than AIDS)?                                                                |_| Yes  |_| No
                    k.  Diabetes, thyroid or glandular disease? . . . . . . . . . . . . . . . . . . . . . |_| Yes  |_| No
                    l.  Arthritis, disease or injury of the muscles, bones or joints? . . . . . . . . . . |_| Yes  |_| No
                    m.  Cancer, tumor, cyst, disease of skin or lymph glands? . . . . . . . . . . . . . . |_| Yes  |_| No
               13.  HAVE YOU IN THE LAST 10 YEARS (IF YES, EXPLAIN):
                    a.  Been diagnosed or treated for immune deficiency (other than AIDS), anemia
                        or other blood disorder by a member of the medical profession?  . . . . . . . . . |_| Yes  |_| No
                    b.  Had recurrent fever, fatigue or unexplained weight loss?  . . . . . . . . . . . . |_| Yes  |_| No
               14.  Have you in the last 10 years been diagnosed or treated for AIDS/ARC by
                    a member of the medical profession? . . . . . . . . . . . . . . . . . . . . . . . . . |_| Yes  |_| No

               15.  OTHER THAN ABOVE, HAVE YOU WITHIN THE PAST 5 YEARS:
                    (IF YES, EXPLAIN)
                    a.  Had a checkup, consultation, illness, injury, surgery or diagnostic test (other
                        than for HIV)?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . |_| Yes  |_| No
                    b.  Been advised to have any diagnostic test, hospitalization or surgery which
                        was not completed (other than for HIV)? . . . . . . . . . . . . . . . . . . . . . |_| Yes  |_| No
               16. a. Are you now under observation or treatment? . . . . . . . . . . . . . . . . . . . . |_| Yes  |_| No
                   b. Do you need assistance, supervision or use of medical appliances of any
                      kind? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . |_| Yes  |_| No

               17.  Have you within 90 days had or been advised to have surgery or to be admitted to a medical facility or within 2 years been treated or diagnosed by a physician
                    for heart disease, stroke, immune disorder (other than AIDS) or cancer? . . . . . . . |_| Yes  |_| No
---------------
Family         18.  a.  Do you have a family history of diabetes, heart disease or hereditary
History                 disease?  (If Yes, explain) . . . . . . . . . . . . . . . . . . . . . . . . . . . |_| Yes  |_| No
                    b.  Father, age:              health status:                if deceased, cause:
                                    -------------               ---------------                    ----------------------
                    c.  Mother, age:              health status:                if deceased, cause:
                                    -------------               ---------------                    ----------------------
---------------
Explanations   19.  EXPLANATIONS: Include, nature and severity of condition, frequency of attacks, treatments received, medication, dates, name, address and phone number of medical attendants and hospitals.
                    For additional space please use Addendum Sheet.
-------------------------------------------------------------------------------------------------------------------------
QUESTION #
-------------------------------------------------------------------------------------------------------------------------

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
70272-97(A)ZNY

                          BENEFICIARY/OWNER INFORMATION

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Beneficiary    20  A.  PRIMARY (provide full name and relationship)
Information
               ----------------------------------------------------------------------------------------------------------

               ----------------------------------------------------------------------------------------------------------

               ----------------------------------------------------------------------------------------------------------

               ----------------------------------------------------------------------------------------------------------
               Soc. Sec. #
               ----------------------------------------------------------------------------------------------------------
                    B.  SECONDARY (If any, provide full name and relationship)

               ----------------------------------------------------------------------------------------------------------

               ----------------------------------------------------------------------------------------------------------

               ----------------------------------------------------------------------------------------------------------

               ----------------------------------------------------------------------------------------------------------
               Unless otherwise requested, if more than one beneficiary is named, payment will be made in equal shares.
               If no beneficiary survives the insured, payment will be made to the executors or administrators of the insured.


                    C.  OTHER |_| (e.g. Mode Settlement, Trustee under the Will, Individual Creditor. If Creditor -
                         who will receive any balance.
               ----------------------------------------------------------------------------------------------------------

               ----------------------------------------------------------------------------------------------------------

               ----------------------------------------------------------------------------------------------------------

               ----------------------------------------------------------------------------------------------------------

               ----------------------------------------------------------------------------------------------------------
               Soc. Sec. #
               ----------------------------------------------------------------------------------------------------------
                    D.  FINAL (check one) |_| Estate of the Insured
                                          |_| Executors or Administrators of the Survivor of the Beneficiary(ies)

-------------------------------------------------------------------------------------------------------------------------
OWNER          OWNER:  THE (PROPOSED) INSURED IS OWNER UNLESS OTHERWISE REQUESTED
               21.  A.  PRIMARY (Provide full name, address, relationship and Date of Birth, mm/dd/yy)

               ----------------------------------------------------------------------------------------------------------

               ----------------------------------------------------------------------------------------------------------

               ----------------------------------------------------------------------------------------------------------

               ----------------------------------------------------------------------------------------------------------
                    B.  SECONDARY (If any, provide full name, address, relationship and Date of Birth, mm/dd/yy)

               ----------------------------------------------------------------------------------------------------------

               ----------------------------------------------------------------------------------------------------------

               ----------------------------------------------------------------------------------------------------------

               ----------------------------------------------------------------------------------------------------------
                    C.  OTHER  |_|

               ----------------------------------------------------------------------------------------------------------

               ----------------------------------------------------------------------------------------------------------

               ----------------------------------------------------------------------------------------------------------

               ----------------------------------------------------------------------------------------------------------
                    D.  FINAL: (check one) |_| Insured
                                           |_| Insured at legal age in delivery state
                                           |_| Executors or Administrators of the Survivor of the Owner(s)

70272-97(A)ZNY

22. Any payment is subject to the terms and conditions of the Conditional Receipt. If payment is made, the Conditional Receipt must be provided and explained.

23.  If automatic payment from checking account is selected:
     I (we) authorize Aetna Life Insurance and Annuity Company (ALIAC) to debit my (our) checking account electronically, by paper means or by any other commercially accepted method, to cover premiums and other payments for my certificate(s). I (we) also authorize my financial institution named on the voided check attached to charge my account for such payments. If my/our account number or financial institution change, I (we) authorize ALIAC to accept verbal instructions from me regarding such changes, and to change this authorization accordingly. This authorization is to remain in full force and effect until ALIAC has received written notification from me (or either of us) of its termination within a reasonable time to take action.

|_| Attach "VOID" Check  Date of draw (8th, 20th or 28th)
                                                         -----------------------
Signature of Payor
                  --------------------------------------------------------------
24. The answers above are true and complete to the best of my knowledge and belief.

I agree that no producer may alter the terms of the application, the Conditional Receipt or the certificate, nor can the producer waive any of Aetna's rights or requirements.

I agree that coverage can take effect only if the proposed insured is alive, and all answers in this application material to the risk are still true and complete to the best of my knowledge and belief when the certificate is delivered and the entire first premium is paid.

I agree to advise the Company or producer in writing of any known or suspected changes in the health of the proposed insured, or of any changes to any answers on this application, prior to delivery of this certificate.

--------------------------------------------------------------------------------
Signature of (Proposed) Insured                                  Date

--------------------------------------------------------------------------------
Signature of Applicant/Owner, if other than proposed insured     Date

--------------------------------------------------------------------------------
Signature of Assignee, if applicable                             Date

--------------------------------------------------------------------------------
City                          State                              Zip

--------------------------------------------------------------------------------
Signature of Agent            Agent License #                    Date


70272-97(A)ZNY

                                 AGENT'S REPORT

------------------------------------------------------------------------------------------------------------------
PHI            Please complete and explain the PHI process to the (proposed) insured.
Information    Please provide both numbers and the best place to call:
               |_|  Home Phone No.                |_|  AM                 |_|   PM
               |_| Business Phone No.             |_|  AM                 |_|   PM
------------------------------------------------------------------------------------------------------------------
               1.  Underwriting Requirements      |_|  Nonmed   |_|  Paramedical    |_|  Medical
                   Blood Profile/Urine Test required.           |_|  Yes            |_|  No
                   If Yes, are other principals commensurately insured?  |_|  Yes   |_|  No.  (If No, explain)
               2.  Have you seen the proposed insured?                   |_|  Yes   |_|  No
               3.  If application is for $1,000,000 or more, have you secured financial data?
                                                                        |_|  Yes     |_|  No
------------------------------------------------------------------------------------------------------------------
Premium        1.  Billing Information                           2.  Premium Information
Information    |_|  Annual                                       |_|  Full Modal Premium  $___________________
               |_|  Semi-Annual                                  |_|  Planned Modal Prem. $___________________
               |_|  Quarterly                                    |_|  Additional Premium  $___________________
               |_|  List Bill - Add to Existing ______________
               |_|  Monthly Check Plan
               |_|  Monthly List Bill
                    Add to existing Account ________________
               3.   Premium Payor name and address (if other than proposed insured) (Include Street,
                    City, State, Zip)

               ---------------------------------------------------------------------------------------------------

               ---------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Additional
Information    ---------------------------------------------------------------------------------------------------

               ---------------------------------------------------------------------------------------------------

               ---------------------------------------------------------------------------------------------------

               ---------------------------------------------------------------------------------------------------

--------------------------------------------------------------  --------------------------------------------------

Agent          1.  Replacement?        If yes:
                                       ------------------------------
Information    |_|  Yes                |_|  Internal                 |_|  Internal 1035
               |_|   No                |_|  External                 |_|  External 1035
               2.  If the law requires, has the Cost Disclosure Statement been given and will the Cost Disclosure
                   Summary be delivered?                             |_|   Yes        |_|  No
               3.  Has the required Underwriting Notice been given?  |_|   Yes        |_|  No
------------------------------------------------------------------------------------------------------------------
Agent's Name
               ---------------------------------------------------------------------------------------------------
Address
               ---------------------------------------------------------------------------------------------------
Phone No.      (        )
               ---------------------------------------------------------------------------------------------------
               LIFE CODE                                  MARKET AGENCY CODE
               ---------------------------------------------------------------------------------------------------

               ---------------------------------------------------------------------------------------------------

               ---------------------------------------------------------------------------------------------------

               ---------------------------------------------------------------------------------------------------

70272-97(A)ZNY
                                       9

A                                                   ADDENDUM SHEET

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Application                                     ADDITIONAL INFORMATION
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Question#
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                  -----------                   -------------------------------------------------------------------
                      Date                                     Signature of (Proposed Insured)

70272-97(A)ZNY

                                       10